                                                                      EXHIBIT 21

PHILIP SERVICES CORP.                      SUBSIDIARY LIST - AS AT MARCH 1, 1998




COMPANY                                                                                        OWNERSHIP    JURISDICTION
Philip Services Corp.                                                                                            Ontario
     2766906 Canada Inc.                                                                            100%          Canada
     721646 Alberta Ltd.                                                                            100%         Alberta
     Arc Dust Processing (Barbados) Limited                                                         100%        Barbados
     Allwaste of Canada Ltd.                                                                        100%         Ontario
          Caligo Partnership                                                                         90%         Ontario
          Caligo Reclamation Ltd.                                                                   100%         Ontario
     Cecatur Holdings                                                                               100%         Ireland
          Philip Services (Delaware) L.L.C.                                                         100%        Delaware
     Luntz Corporation                                                                               80%        Delaware
          Luntz Acquisition (Delaware) Corporation                                                  100%        Delaware
               21st Century Environmental Management, Inc.                                          100%        Delaware
                    21st Century Environmental Management, Inc. of Nevada                           100%          Nevada
                    21st Century Environmental Management, Inc. of
                    Puerto Rico                                                                     100%        Delaware
                    21st Century Environmental Management, Inc. of Rhode
                    Island                                                                          100%    Rhode Island
                    Chemical Pollution Control, Inc. of Florida                                     100%         Florida
                    Chemical Pollution Control, Inc. of New York                                    100%        New York
                    Northland Environmental, Inc.                                                   100%        Delaware
          RESI Acquisition (Delaware) Corporation                                                   100%        Delaware
               Chem-Freight, Inc.                                                                   100%            Ohio
               Republic Environmental Recycling (New Jersey), Inc.                                  100%      New Jersey
               Republic Environmental Systems (Pennsylvania), Inc.                                  100%    Pennsylvania
               Republic Environmental Systems (Technical Services Group), Inc.                      100%      New Jersey
               Republic Environmental Systems (Transportation Group), Inc.                          100%    Pennsylvania
     Philip Enterprises Inc./Les Entreprises Philip Inc.                                            100%         Ontario
          1195613 Ontario Limited                                                                   100%         Ontario
          1233793 Ontario Inc.                                                                      100%         Ontario
          2842-7979 Quebec Inc.                                                                     100%          Quebec
          800151 Ontario Inc.                                                                       100%         Ontario
          821059 Ontario Inc.                                                                        25%         Ontario
          842578 Ontario Limited                                                                    100%         Ontario
          912613 Ontario Ltd.                                                                       100%         Ontario
          Fercyco & Partners                                                                         33%   Not Available
          Fercyco Incorporated                                                                       50%         Ontario
          Fers et Meteaux Recycles Ltd.                                                              50%          Quebec
          K-Scrap Resources Inc.                                                                     42%         Ontario
          Luntz Corporation                                                                          19%        Delaware
          Phencorp International Finance Inc.                                                       100%         Ireland
          Phencorp International B.V.                                                               100%     Netherlands
               Spitman Industrie Service B.V.                                                       100%     Netherlands
          Philip Services (Europe) Limited                                                          100%  United Kingdom
               Allied Metals Limited                                                                100%  United Kingdom
               Arc Dust processing (UK) Limited                                                      33%  United Kingdom
               B.M. Metals (Recycling) Ltd.                                                         100%  United Kingdom
               Bath Reclamation (Avonmouth) Co. Limited                                             100%  United Kingdom

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


                                           SUBSIDIARY LIST - as at March 1, 1998

Company                                                                                        Ownership     Jurisdiction
          Blackbushe Limited                                                                         100%  United Kingdom
               Blackbushe Metals (Western) Limited                                                   100%  United Kingdom
                    Elliott Metal Company Limited                                                    100%  United Kingdom
                    Southern Hauliers Limited                                                        100%  United Kingdom
                    T.C. Fraser Metals Limited                                                        75%  United Kingdom
          Cardiff Facility Company Limited                                                            50%  United Kingdom
          E. Pearse (Holdings) Limited                                                               100%  United Kingdom
               E. Pearse & Co. Limited                                                               100%  United Kingdom
                    C. Phillip and Sons (Bristol) Limited                                            100%  United Kingdom
                    Mayer Pearse Limited                                                             100%  United Kingdom
               Widsite Limited                                                                       100%  United Kingdom
          Philip Cardiff Facility Company Limited                                                     50%  United Kingdom
          Philip Metals (Europe) Limited                                                             100%  United Kingdom
     Philip Services (Delaware), Inc.                                                                100%        Delaware
          Philip Industrial Services (USA), Inc.                                                     100%           Texas
               Cousins Waste Control Corporation
               (formerly Philip Environmental Services Acquisition (Ohio) Corporation)               100%            Ohio
               Nortru Inc.                                                                           100%        Michigan
                    Allworth Inc.                                                                    100%         Alabama
                    Chemical Reclamation Service, Inc.                                               100%           Texas
                         Meklo, Incorporated                                                         100%           Texas
                         Southeast Environmental Services, Inc.                                      100%           Texas
                    CyanoKEM, Inc.                                                                   100%        Michigan
                    Nortru, Ltd.                                                                     100%         Ontario
                    Rho-Chem Corporation                                                             100%      California
                    Sessa, S.A. de C.V.                                                              100%          Mexico
                    ThermalKEM, Inc.                                                                 100%        Delaware
               Philip Environmental of Idaho Corporation                                             100%        Delaware
               Philip Environmental Washington Inc.                                                  100%      Washington
                    Burlington Environmental Inc.                                                    100%        Delaware
                         Burlington Environmental Inc.
                         (formerly Chemical Processors Inc.)                                         100%      Washington
                              Resource Recovery Corporation                                          100%      Washington
                              Termco Corporation                                                     100%      Washington
                                   Gasoline Tank Service
                                   Company Inc.                                                      100%      Washington
                                   United Drain Oil Service Inc.                                     100%      Washington
                         Philip Environmental Services Corporation
                         (formerly Burlington Environmental Inc.)                                    100%        Missouri
                         Solvent Recovery Corporation                                                100%        Missouri
               Philip Industrial Services Group, Inc.
               (formerly Allwaste, Inc.)                                                             100%        Delaware
                    ALRC, Inc.                                                                       100%        Delaware
                    APLC, Inc.                                                                       100%        Delaware
                    Allwaste Asbestos Abatement Holdings, Inc.
                    (formerly Combined Waste Services, Inc.)                                         100%        Delaware
                    Allwaste Asbestos Abatement, Inc.                                                100%        Delaware
                         Allwaste Asbestos Abatement of New England, Inc.                            100%   Massachusetts
                         Oneida Asbestos Removal, Inc.                                               100%   Not Available

                                           SUBSIDIARY LIST - as at March 1, 1998

Company                                                                                        Ownership     Jurisdiction
                         Oneida Asbestos Abatement, Inc.                                             100%        Delaware
               Allwaste Environmental Services, Inc.
               (formerly Allwaste Services, Inc.)                                                    100%        Delaware
                    Ace/Allwaste Environmental Services of Indiana, Inc.
                    (formerly Ace Power Rodding Corporation)                                         100%        Illinois
                    All Safety and Supply, Inc.                                                      100%           Texas
                    AllScaff, Inc.
                    (formerly Southern Scaffold, Inc.)                                               100%       Tennessee
                    Allwaste Environmental Services/North Central, Inc.(ILLINOIS CORP -
                    FOR UNION PURPOSES ONLY)                                                         100%        Illinois
                    Allwaste Environmental Services/Southwest, Inc.
                    (formerly Western Hydrovac, Inc.)                                                100%         Arizona
                    Allwaste Servicios Industriales de Control Ecologico S.A. de C.V.                 60%          Mexico
                    Allwaste Tank Services S.A. de C.V.                                               60%          Mexico
                    Allwaste Texquisition Inc.
                    (formerly Hydrowash Acquisition Company, Inc.)                                   100%           Texas
                    Caligo de Mexico, S.A. de C.V.                                                    99%   Not Available
                    Caligo, Ltd.                                                                     100%    Pennsylvania
                    Industrial Construction Services Co., Inc.                                       100%         Alabama
                    J.D. Meagher/Allwaste, Inc.                                                      100%   Massachusetts
                    James & Luther Services, Inc.                                                    100%        Delaware
                         Allwaste Services of El Paso, Inc.                                          100%        Delaware
                    Jesco Industrial Service, Inc.                                                   100%        Kentucky
                    Oil Recycling, Incorporated                                                      100%    North Dakota
                    Philip Services Hawaii, Ltd.
                    (formerly SmithService Hawaii, Ltd.)                                             100%          Hawaii
                    Philip Industrial Services of Texas, Inc.
                    (formerly Allwaste Services of Freeport, Inc.)                                   100%           Texas
                    Philip Services/Louisiana, Inc.
                    (formerly Allwaste Oilfield Services, Inc.)                                      100%       Louisiana
                    Philip Mid-Atlantic, Inc.
                    (formerly Clean America, Inc.)                                                   100%        Maryland
                    Philip Services/Missouri, Inc.
                    (formerly Allwaste Environmental Services of Missouri, Inc.)                     100%        Delaware
                    Philip Services/Mobile, Inc.
                    (formerly Ed Nemer Construction Co., Inc.)                                       100%         Alabama
                    Philip Services/North Atlantic, Inc.
                    (formerly Allwaste Environmental Services/North Atlantic, Inc.)                  100%        Delaware
                    Philip Services/North Central, Inc..
                    (formerly Allwaste Environmental Services/North Central, Inc.)                   100%        Illinois
                    Philip Services/Ohio, Inc.
                    (formerly AWI/C&K Acquisition, Inc.)                                             100%            Ohio
                    Philip Services/Oklahoma, Inc.
                    (formerly Allwaste Environmental Services of Oklahoma, Inc.)                     100%        Oklahoma
                    Philip Plant Services, Inc.
                    (formerly Allwaste Intermountain Plant Services, Inc.)                           100%        Delaware
                    Philip Scaffold Corporation
                    (formerly Glenn's Enterprises, Inc.)                                             100%        Colorado
                    Philip Services/Atlanta, Inc.
                    (formerly Allwaste Field Services of Atlanta, Inc.)                              100%         Georgia
                    Philip Services South Central, Inc..
                    (formerly Vac-N-Jet Environmental, Inc.)                                         100%        Colorado

                                           SUBSIDIARY LIST - as at March 1, 1998

Company                                                                                        Ownership     Jurisdiction
               Philip West Industrial Services, Inc.
               (formerly Allwaste Services of San Francisco, Inc.)                                   100%      California
                    Philip Transportation and Remediation, Inc.
                    (formerly C.K.C., Inc.)                                                          100%      California
               Philip/BEC, Inc.
               (formerly BEC/Allwaste, Inc.)                                                         100%         Alabama
               Philip/Whiting, Inc.
               (formerly Allwaste/Whiting, Inc.)                                                     100%        Delaware
          Allwaste Tank Cleaning, Inc.
          (formerly Atlanta Truck Wash)                                                              100%         Georgia
               Allwaste Railcar Cleaning, Inc.                                                       100%        Delaware
               Allwaste Recovery Systems, Inc.
               (formerly Allwaste Services of Georgia, Inc)                                          100%         Georgia
               Georgia Recovery Systems                                                               50%   Not Available
               GRS/Lake Charles, Ltd.                                                                 50%   Not Available
          PSC Enterprises, Inc.                                                                      100%        Delaware
               Allies Staffing, Inc.                                                                 100%        Delaware
                    Allies Staffing Ltd.                                                             100%         Ontario
               Allquest Capital, Inc.                                                                100%        Delaware
               Allquest Compression Services L.L.C.                                                   50%        Delaware
               HydroServe Westlake, L.L.C.                                                            50%        Delaware
     Philip ST, Inc.
     (formerly Serv-Tech, Inc.)                                                                      100%           Texas
          Philip Chemisolv Holdings, Inc.                                                            100%        Delaware
               Chemisolv Limited                                                                     100%  United Kingdom
                    Nutrisolv Ireland Ltd.                                                           100%   Not Available
               Philip Chemi-Solv, Inc.
               (formerly Chemi-Solv, Inc)                                                            100%           Texas
          DM Acquisition Corporation                                                                 100%          Nevada
               Delta Maintenance, Inc.                                                               100%       Louisiana
          Dotspec Ltd.                                                                               100%   Not Available
          Industrial Services Technologies, Inc.                                                     100%        Colorado
               Advanced Environmental Systems, Inc.                                                   62%        Colorado
                    Advanced Energy Corporation                                                      100%        Colorado
                         International Catalyst, Inc.                                                100%        Colorado
               IST Holding Corp.                                                                     100%        Colorado
                    Chem-Fab, Inc.                                                                   100%        Colorado
                    Piping Holdings Corp.                                                            100%        Colorado
                         Piping Companies, Inc.                                                      100%        Colorado
                    Piping Mechanical Corp.                                                          100%        Colorado
                         Hydro-Engineering &
                         Service, Inc.                                                               100%        Colorado
          Mac-Tech, Inc.                                                                             100%           Texas
               Serv-Tech de Mexico, S. de R.L.                                                        95%          Mexico
               Serv-Tech Mexicana, s. de R.L.                                                         95%          Mexico
          Petrochem Field Services de Venezuela, S.A.                                                 70%       Venezuela
          Philip Enterprise Service Corporation
          (formerly Enterprise Service Corporation)                                                  100%  North Carolina
          Philip Mechanical Services of Louisiana, Inc.
          (formerly American Mechanical Services, Inc.)                                              100%       Louisiana
          Philip Refractory and Corrosion Corporation                                                100%          Nevada

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






                                           SUBSIDIARY LIST - as at March 1, 1998

Company                                                                                        Ownership     Jurisdiction

                    Advanced Refractory Services, Inc.                                               100%          Nevada
                    Casting Concepts, Inc.                                                           100%           Texas
                    Hartney Corporation                                                              100%          Nevada
                         Philip Refractory Services, Inc.                                            100%          Nevada
                              Advanced Refractory
                              Services, Inc.                                                         100%          Nevada
                              Casting Concepts, Inc.                                                 100%           Texas
                              Hartney Corporation                                                    100%          Nevada
                         Total Refractory Systems, Inc.                                              100%          Nevada
                         Turnaround Maintenance, Inc.                                                100%          Nevada
                         United Industrial Materials, Inc.                                           100%          Nevada
               Philip ST Piping, Inc.
               (formerly ST Piping, Inc.)                                                            100%           Texas
               Philip Technical Services, Inc.
               (formerly Hill Technical Services, Inc.)                                              100%           Texas
               Philip/SECO Industries, Inc.
               (formerly SECO Industries, Inc.)                                                      100%       Louisiana
                    TIPCO Acquisition Corp.                                                          100%           Texas
               PRS Holding, Inc.                                                                     100%           Texas
                    Philip Petro Recovery Systems, Inc.
                    (formerly Petro Recovery Systems, Inc.)                                          100%           Texas
               Serv-Tech EPC, Inc.                                                                   100%          Nevada
                    Petrochem Field Services de Venezuela, S.A.                                       30%       Venezuela
                    Serv-Tech Construction and Maintenance, Inc.                                     100%           Texas
                    Serv-Tech Engineers, Inc.                                                        100%       Louisiana
                         Philip F.C. Schaffer, Inc.
                         (formerly F. C. Schaffer & Associates, Inc.)                                100%       Louisiana
               Serv-Tech Europe GMBH                                                                 100%         Germany
                    Refinery Maintenance International Limited                                       100%  United Kingdom
               Serv-Tech International Sales, Inc.                                                   100%  Virgin Islands
               Serv-Tech of New Mexico, Inc.                                                         100%      New Mexico
               Serv-Tech Services, Inc.                                                              100%           Texas
               Serv-Tech Sudamericana, S.A.                                                           98%       Venezuela
               ServTech Canada, Inc.                                                                 100%          Canada
                    ST Delta Canada                                                                  100%          Canada
               Terminal Technologies, Inc.                                                           100%           Texas
          RMF Global, Inc.
          (formerly Philip Environmental Services Acquisition Corporation)                           100%            Ohio
               RMF Industrial Contracting, Inc.                                                      100%        Michigan
                    RMF Environmental, Inc.                                                          100%            Ohio
     Philip Metals (USA), Inc.                                                                       100%            Ohio
          D & L, Inc.                                                                                100%    Pennsylvania
          Intermetco US Inc.                                                                         100%        Michigan
               Butco Inc.                                                                            100%        New York
                    Alltift Inc.                                                                      50%        New York
          Intermetco USA Ltd.                                                                        100%        New York
               Georgia Tubular Products, Inc.                                                        100%         Georgia
               JW Ventures Inc.                                                                       50%           Texas

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







                                           SUBSIDIARY LIST - as at March 1, 1998

Company                                                                                        Ownership     Jurisdiction
                    Pen Metals (Delaware), Inc.                                                      100%        Delaware
                    Philip Metals (Delaware), Inc.                                                   100%        Delaware
                         Intsel Southwest Limited Partnership                                         99%     Connecticut
                    Philip Metals Recovery (USA) Inc.
                    (formerly Waxman Resources (USA) Inc.)                                           100%         Arizona
                         Philip Metals Inc.
                         (formerly Philip Metals (Ohio), Inc.)                                       100%            Ohio
                         Philip Services (New York) Inc.                                             100%        New York
               Philip Services (Pennsylvania), Inc.                                                  100%    Pennsylvania
          R&R Trucking Inc.                                                                           50%         Ontario
          Sablix Inc.                                                                                100%          Quebec
     Phencorp Reinsurance Company Inc.                                                               100%        Barbados
     Philip Analytical Services Corporation
     (formerly Barringer Laboratories Limited)                                                       100%         Ontario
     Philip Environmental (Atlantic) Limited                                                         100%     Nova Scotia
     Philip Environmental (Elmira) Inc.
     (formerly 1008746 Ontario Inc.)                                                                 100%         Ontario
     Philip Environmental Services Limited
     (formerly Delsan Environmental Group Inc.)                                                      100%         Ontario
          Delsan Aim Environmental Services Inc.                                                      50%          Quebec
          Delsan Cleveland Environmental Services Inc.                                                50%          Canada
          Delsan Demolition Limited
          (formerly Delsan Contracting Limited)                                                      100%         Ontario
          York Thomas Delsan Decommissioning Inc.                                                     33%         Ontario
     Philip Industries (Europe) Limited                                                              100%  United Kingdom
     Philip Industrial Services (Europe) Limited                                                     100%  United Kingdom
     Philip International Development Inc.                                                           100%        Barbados
          Philip Services Industriais do Brazil Ltda                                                  99%          Brazil
          Recycomb S.A.                                                                               24%       Argentina
          Resicontrol S.A.                                                                            25%          Brazil
     Philip Investment Corp.                                                                         100%         Ontario
     Philip Plasma Metals Inc.                                                                       100%         Ontario
     PSC (Europe) Limited                                                                            100%  United Kingdom
     PSC/IML Acquisition Corp.                                                                       100%   Not Available
     Philip Utilities Management Corporation                                                          70%         Ontario
          1242204 Ontario Inc.                                                                       100%         Ontario
          Philip Utilities Management (Delaware) Corporation                                         100%        Delaware
               Allwaste/NAL, Inc.                                                                    100%         Arizona
               CDM Philip Inc.                                                                        80%      Washington
               Enviroganics of Texas, Inc.                                                           100%           Texas
               Madsen-Barr/Philip Utilities Management Corporation, Inc.
               (formerly AWI/Cirrus Acquisition, Inc.)                                               100%        Delaware
               Philip Automated Management Controls, Inc.                                            100%         Georgia
               Philip Utilities Management (Indiana) Corporation                                     100%         Indiana
               Philip Utilities Management (Massachusetts) Corporation                               100%   Massachusetts
               Philip Utilities Management (Texas) Corporation                                       100%           Texas
                    Dittman-Merka Enterprises Inc.                                                    51%           Texas
                         Southwest Utilities, Inc.                                                   100%           Texas
               Philip Utilities Management (Louisiana)Corporation                                    100%       Louisiana
                    Magnolia Construction Company, Inc.                                              100%       Louisiana
          Rockcliffe Research Management Inc.                                                        100%          Canada

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







                                           SUBSIDIARY LIST - as at March 1, 1998

Company                                                                                        Ownership     Jurisdiction
          (formerly Radian Research Management)
          Thorburn Penny Limited                                                                     100%         Ontario
          Trimax Environmental Services Inc.                                                         100%         Alberta
          Uniflo Utilities Management Corporation                                                    100%          Canada
               Construction et Pavage Nord Americain Ltee                                             51%          Quebec
                    Canarehab Inc.                                                                   100%          Quebec
               Cormar Contracting Limited                                                            100%         Ontario
               Uniflo Pipeliners East Inc.                                                           100%         Ontario
               Uniflo Sewer Systems Inc.                                                             100%         Ontario
          Uniflow Drain Services, Inc.                                                               100%         Ontario
     Recyclage d'Aluminium Quebec Inc./Quebec Aluminium Recycling Inc.                               100%          Canada

                                       7